UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

Anchor BanCorp Wisconsin Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34955	39-1726871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 608-252-8700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 18, 2015, AnchorBank, fsb, a wholly owned subsidiary of Anchor BanCorp Wisconsin, Inc. (the “Company”), announced that it has finalized the sale of its Viroqua retail banking branch to Royal Bank of Elroy, Wisconsin. A copy of the press release announcing the sale is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d) Exhibit:

99.1	Anchor BanCorp Wisconsin Inc. Press Release dated May 18, 2015.

EXHIBIT #	DESCRIPTION

99.1	99.1 Press Release of Anchor BanCorp Wisconsin Inc. dated May 18, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin Inc.
(Registrant)

May 18, 2015	/s/ MARK D. TIMMERMAN
(Date)	Mark D. Timmerman
Executive Vice President, Secretary and General Counsel

Exhibit Index

99.1	Press release dated May 18, 2015.